Exhibit 99.1

LIMITED WAIVER OF CREDIT AGREEMENT PROVISIONS

THIS LIMITED WAIVER OF CREDIT AGREEMENT PROVISIONS (this “Waiver”) effective as of the 24th day of September, 2010, is entered into by and among MAGNUM HUNTER RESOURCES CORPORATION, a Delaware corporation (the “Borrower”), the Guarantors party hereto (the “Guarantors”), the Lenders party hereto (the “Lenders”), BANK OF MONTREAL, as Administrative Agent for the Lenders (the “Administrative Agent”) and CAPITAL ONE, N.A., as Syndication Agent (the “Syndication Agent”).

RECITALS

WHEREAS, the Borrower, the Lenders, the Administrative Agent and the Syndication Agent entered into that certain Amended and Restated Credit Agreement dated February 12, 2010 (as amended or restated from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested, and the Lenders, the Administrative Agent and the Syndication Agent have agreed, to waive certain provisions of the Credit Agreement subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Waiver, the Borrower, the Guarantors, the Lenders and the Administrative Agent agree as follows:

1. Defined Terms.  Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.

2. Limited Waiver of Section 9.04.  The Administrative Agent and the Lenders hereby agree to waive, in part, the limitation of Section 9.04 to the following extent:

“The Administrative Agent and the Lenders hereby agree to a one time waiver of the provisions of Section 9.04 of the Credit Agreement, subject to the following conditions and to the limited extent necessary to allow the Borrower or one of its Subsidiaries to pay from time to time, in the aggregate, up to $1,000,000 to third parties for the purpose of repurchasing the Borrower’s common stock, provided:

(a)           such repurchase is completed on or prior to December 31st, 2010; and

(b)           at the time of and immediately after giving effect to such repurchase, no Default exists.”

3. Ratification.  The Borrower and Guarantors hereby ratify all of their respective Obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party are and shall continue to be in full force and effect as amended and modified by this Waiver.  Nothing in this Waiver extinguishes, novates or releases any right, claim, lien, security interest or entitlement of any of the Lenders or the Administrative Agent created by or contained in any of such documents nor is the Borrower nor any Guarantor released from any covenant, warranty or obligation created by or contained herein or therein.

4. Representations and Warranties.  The Borrower and Guarantors hereby represent and warrant to the Administrative Agent and the Lenders that (a) this Waiver has been duly executed and delivered on behalf of the Borrower and Guarantors, (b) this Waiver constitutes a valid and legally binding agreement enforceable against the Borrower and Guarantors in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (c) the representations and warranties contained in the Credit Agreement and the Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, (d) no Default or Event of Default exists under the Credit Agreement or under any Loan Document and (e) the execution, delivery and performance of this Waiver has been duly authorized by the Borrower and Guarantors.

5. Conditions to Effectiveness.

(a)	Subject to paragraph (b) below, this Waiver shall be effective upon the execution and delivery hereof by the Borrower, the Guarantors and the Lenders to the Administrative Agent.

(b)	The effectiveness of this Waiver shall automatically terminate if Borrower fails to comply with the terms set forth in Section 2 above.

6. Counterparts.  This Waiver may be signed in any number of counterparts, which may be delivered in original or facsimile form each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

7. Governing Law.  This Waiver, all Notes, the other Loan Documents and all other documents executed in connection herewith shall be deemed to be contracts and agreements under the laws of the State of New York and of the United States of America and for all purposes shall be construed in accordance with, and governed by, the laws of New York and of the United States.

8. Final Agreement of the Parties.  Any previous agreement among the parties with respect to the subject matter hereof is superseded by the Credit Agreement, as modified hereby.  Nothing in this Waiver, express or implied is intended to confer upon any party other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Waiver.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed by their respective officers thereunto duly authorized as of the date first above written.

BORROWER:

MAGNUM HUNTER RESOURCES CORPORATION,
a Delaware corporation

By:  /s/ Ronald D. Ormand
Ronald D. Ormand
Chief Financial Officer

GUARANTORS:

PRC WILLISTON LLC,
a Delaware limited liability company

By: Magnum Hunter Resources Corporation,
its sole member

By: /s/ Ronald D. Ormand
Ronald D. Ormand
Chief Financial Officer

MAGNUM HUNTER RESOURCES LP,
a Delaware limited partnership

By: Magnum Hunter Resources GP, LLC,
its general partner

By: Magnum Hunter Resources Corporation,
its sole member

By: /s/ Ronald D. Ormand
Ronald D. Ormand
Chief Financial Officer

MAGNUM HUNTER RESOURCES GP, LLC,
a Delaware limited liability company

By: Magnum Hunter Resources Corporation,
its sole member

By: /s/ Ronald D. Ormand
Ronald D. Ormand
Chief Financial Officer

TRIAD HUNTER, LLC,
a Delaware limited liability company

By: Magnum Hunter Resources Corporation,
its sole member

By: /s/ Ronald D. Ormand
Ronald D. Ormand
Chief Financial Officer

SHARON RESOURCES, INC.,
a Colorado corporation

By: /s/ Ronald D. Ormand
Ronald D. Ormand
Secretary

ADMINISTRATIVE AGENT AND LENDER:

BANK OF MONTREAL

By: /s/ Gumaro Tijerina
Gumaro Tijerina
Director

SYNDICATION AGENT AND LENDER:

CAPITAL ONE, N.A.

By: /s/ Paul D. Hein
Paul D. Hein
Vice President

LENDER:

UBS LOAN FINANCE LLC

By: /s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

By: /s/ Mary E. Evans
Name: Mary E. Evans
Title: Associate Director

LENDER:

AMEGY BANK NATIONAL ASSOCIATION

By: /s/ Mark A. Serice
Name: Mark A. Serice
Title: Senior Vice President

LENDER:

KEYBANK NATIONAL ASSOCIATION

By: /s/ David Morris
Name: David Morris
Title: Vice President